                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 10, 2004

                                    Literary Playpen, Inc.

             (Exact name of registrant as specified in its charter)

                                     Delaware

                 (State or other jurisdiction of incorporation)

                 333-99449                           33-0889194

         (Commission File Number)         (IRS Employer Identification No.)

    1495 Ridgeview Drive, SUITE 220

            Reno, Nevada                               89509

(Address of principal executive offices)             (Zip Code)

                                 (775) 827-6300

              (Registrant's telephone number, including area code)

Section 8 – Other Events

ITEM 8.01.  Other Events

On September 1, 2004 the Board of Directors of Literary Playpen, Inc. ratified an amendment to the license with Mr. Sidney Sheldon whereby Mr. Sheldon waived his right to oppose a transfer of more than fifty percent ownership of Literary Playpen, Inc. outstanding stock

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2004

                                     Literary Playpen, Inc.

                                     By /s/ Jesse A. Sackman

                                        ---------------------

                                        Jesse A. Sackman

Chief Executive Officer